UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 30, 2007

Rotech Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50940	030408870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (407) 822-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 30, 2007, Rotech Healthcare Inc. (the “Company”) entered into the Credit Agreement with the lenders party thereto (the “Lenders”), Credit Suisse Securities (USA) LLC as sole lead arranger and sole bookrunner and Credit Suisse (“CS”) as administrative agent and collateral agent. In connection with the Credit Agreement, on March 30, 2007, the Company also entered into the Guarantee and Collateral Agreement with CS (the “Guarantee and Collateral Agreement”). Pursuant to the Credit Agreement, the Lenders have provided a payment-in-kind term loan facility in an aggregate principal amount of $180 million (the “Senior Facility”), with a 1% original issue discount. The Company (A) used the proceeds of the Senior Facility (i) to repay all amounts (approximately $110 million) due under its September 15, 2006 credit agreement (the “Existing Credit Facility”) and terminated such agreement in connection therewith, (ii) to pay associated transaction costs, (iii) to cash collateralize the Company’s existing letters of credit, and (B) expects to use the balance of the loan for general working capital purposes.

The Senior Facility is scheduled to mature on September 26, 2011. Pursuant to the Guarantee and Collateral Agreement, the obligations thereunder are guaranteed by substantially all of the Company’s domestic subsidiaries and, to the extent no adverse tax consequences to the Company would result, substantially all of its foreign subsidiaries (the “Subsidiary Guarantors”) and the obligations under the Senior Facility are secured by substantially all of the assets of the Company and the Subsidiary Guarantors. Following the 6 month anniversary of the closing, the loan under the Senior Credit facility may be prepaid, subject to certain premiums upon repayment. The Senior Facility has certain limitations on the Company including limitations on dividends on, redemptions and repurchases of, equity interests, limitations on prepayments of junior indebtedness, redemptions and repurchases of debt (other than loans under the Senior Facility), limitations on liens and sale-leaseback transactions, limitations on loans and investments; limitations on debt, guarantees and minimum EBITDA, limitations on mergers, acquisitions and asset sales, limitations on transactions with affiliates, limitations on changes in business conducted by the Company and its subsidiaries, limitations on restrictions on ability of subsidiaries to pay dividends or make distributions, limitations on amendments of debt and other material agreements, and limitations on capital expenditures. The interest rate will be based on the Base Rate plus 5% or the Eurodollar Rate plus 6%. The Senior Facility also contains certain events of default.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The description of the Senior Facility contained in Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This report contains certain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and section 27A of the Securities Act of 1933, as amended. These forward-looking statements include all statements regarding the intent, belief or current expectations regarding the matters discussed in this report and all statements which are not statements of historical fact. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “may,” “will,” “could,” “should,” “would,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated in this report. The following are some but not all of such risks, uncertainties, contingencies, assumptions and other factors, many of which are beyond the Company’s control, that could cause results, performance or achievements to differ materially from those anticipated: general economic, financial and business conditions; changes in reimbursement policies, the timing of reimbursements, and other legislative initiatives aimed at reducing health care costs associated with Medicare and Medicaid, including, without limitation, the impact of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 and the

uncertainties relating to inhalation drug reimbursement; issues relating to reimbursement by government and third party payors for the Company’s products and services generally; the costs associated with government regulation of the health care industry; health care reform and the effect of changes in federal and state health care regulations generally; whether the Company will be able to successfully implement a process to switch patients to commercially available drug products and whether a significant number of patients will ultimately switch; the impact of switching patients to commercially available drug products on the Company’s revenue and profit; whether the Company will be subject to enforcement action or other negative actions in connection with the FDA’s warning letter; whether the Company will be subject to additional regulatory restrictions or penalties; compliance with confidentiality requirements with respect to patient information; the effects of competition and industry consolidation; compliance with various settlement agreements and corporate compliance programs established by the Company; risks related to acquired businesses; the costs and effects of legal proceedings; the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. Readers should refer to the discussion under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements. The Company does not undertake any obligation to release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: April 2, 2007	By:	/s/ Philip L. Carter
Name: Philip L. Carter
Title: Chief Executive Officer